Exhibit 99.1

Contact:	David Young
TESSCO Technologies Incorporated
Chief Financial Officer
(410) 229-1380
young@tessco.com

For Immediate Release

TESSCO Announces Record Earnings of $0.38 per Share for First Quarter

HIGHLIGHTS

•      Quarterly earnings per share up 153% year over year

•      Operating margin more than doubles year over year, reaching 2.9%

•      Business Outlook adjusted

HUNT VALLEY, MARYLAND, JULY 22, 2008 – TESSCO Technologies Incorporated (Nasdaq:TESS), a leading provider of the product and supply chain solutions needed to build, operate and use wireless networks and systems, today announced its results for the first quarter ended June 29, 2008.

Chairman, President and CEO Robert B. Barnhill, commented on the quarter, “It was a great quarter as we continued our performance momentum. We delivered on our commitment to grow earnings, independent of revenue growth, through continued intense focus on increasing value to our customers, margins and productivity. Earnings per share reached a record of $0.38, thereby increasing trailing twelve month EPS to $1.12.”

“We made excellent progress on all fronts, in a difficult economy. Revenues in our ‘non-concentrated’ customer base grew 9% year over year. Our gross margin exceeded 25 percent, a 12 percent increase compared to the first quarter of last year, driven by improved gross margins in all three commercial markets. Our productivity initiatives led to operating margin improvement, as expenses remained in line while gross profit increased.”

“We continue to expand our industry leadership in delivering our Total Source offering when and where the market needs it. Our goal is to create enduring superior value for our customers, manufacturers, team members and shareowners.”

FINANCIAL HIGHLIGHTS

				Sequential	Year-over-year
$ in millions, except buyers and per share figures	Q1 FY09	Q4 FY08	Q1 FY08	change	change
EPS, diluted	$0.38	$0.32	$0.15	19%	153%
Net Income	$2.1	$1.7	$0.9	21%	138%
Net Income as % of Revenues	1.7%	1.3%	0.7%
EBITDA	$4.6	$3.8	$2.7	22%	70%
EBITDA per diluted share	$0.86	$0.70	$0.48	23%	79%
Revenues	$122.1	$128.3	$124.4	-5%	-2%
Non-Concentrated Revenues	$88.3	$83.0	$80.9	6%	9%
Gross Profit	$31.0	$29.7	$28.2	4%	10%
GP%	25.4%	23.2%	22.6%
Buyers	8,760	8,763	8,572	0%	2%

See discussion of EBITDA and reconciliation to net income below. Non-concentrated revenue is total revenue excluding our tier one carrier and large repair and replacements parts relationships.

-more-

First Quarter 2009 Line of Business Operational Results (all comparisons are to last year’s first quarter unless indicated otherwise):

•  Network Infrastructure Equipment

Revenues totaled $42.9 million, increasing 7.5 percent, as a result of higher sales of RF propagation and site support products, partially offset by lower sales of broadband products, which also carry lower gross margins than RF propagation and site support products.  Accordingly, gross margin in this line of business increased from 24.3 percent to 27.2 percent.  Buyers in this line of business increased 3.1 percent and purchases per buyer increased 4.3 percent.

•  Mobile Devices and Accessories

Revenues totaled $58.0 million, decreasing 8.1 percent as a result of decreased sales of cellular accessories to resellers. Despite the revenue decline, gross profit in this line of business increased as a result of a change in the product mix of sales to our tier one carrier, as well as to other retail customers. Buyers in this line of business, excluding the tier one carrier and consumers, grew by 2.9 percent and their monthly purchases increased by 3.4 percent.

•  Installation, Test and Maintenance

Revenues totaled $21.2 million, a 1.2 percent decrease. Gross profit margin decreased to 22.4 percent from 23.1 percent as a result of the decreased sales of repair and components products.  Buyers in this line of business declined 1.6 percent and purchases per buyer were essentially flat.

Stock Buyback Program

During the first quarter, no shares of common stock were repurchased under our stock buyback program. However, after quarter-end, on July 1, 2008, the Company repurchased 470,000 in a privately negotiated transaction for $13.64 per share.

Including these shares, 2,610,974 shares have been purchased since May 2003 when our stock buyback program began at an average of $13.28 per share. Under the program, up to 254,593 shares remain available for repurchase from time to time in the open market, by block purchase, or through negotiated transactions, or possibly other transactions managed by broker-dealers. Purchases are funded from working capital and/or the Company’s credit facility.  No timetable has been set for the completion of the program.

Business Outlook

The following statements and the statements above made by Robert Barnhill as to anticipated results and future prospects are based on current expectations and analysis. These statements are forward-looking, and actual results may differ materially. The nature of our business is that we typically ship products within several days after booking orders; the lack of an order backlog makes it inherently difficult to forecast future results.

In light of the first quarter results and the strong momentum we are experiencing in the current quarter which ends in September, we are adjusting our earnings per share guidance to $1.25 to $1.40 for the fiscal year ending March 29, 2009.  This compares with the guidance of $1.10 to $1.40 announced last quarter. The high end of the guidance reflects improving market conditions and the accelerated execution of our revenue growth and productivity initiatives.

2

Conference Call

A conference call will be held on July 23, 2008 at 10:00 a.m. EDT to discuss the financial results for the first quarter of fiscal year 2009.  The conference call will also be available via Web cast by visiting: http://www.tessco.com/go/pressroom.

TESSCO expects that its corporate representatives will meet privately during the quarter with investors, the media, investment analysts, and others. At these meetings, TESSCO may reiterate the Business Outlook published in this press release. At the same time, TESSCO will keep this press release and Business Outlook publicly available on its Web site (www.tessco.com). However, the Business Outlook published in this press release reflects only the Company’s current best estimate and the Company assumes no obligation to update the information contained in this press release, including the Business Outlook, at any time.

Non-GAAP Information

EBITDA, a measure used by management to evaluate its ongoing operations and as an indicator of its operating cash flow (in conjunction with its cash flow statement which also includes among other items, changes in working capital and the effect of non-cash charges) is defined as income from operations, plus interest expense, net of interest income, provision for income taxes, and depreciation and amortization. Management believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies. Because not all companies use identical calculations, the Company’s presentation of EBITDA may not be comparable to other similarly titled measures of other companies. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.  EBITDA per diluted share is also a non-GAAP calculation defined as EBITDA divided by the Company’s diluted weighted average shares outstanding.

Additionally, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as interest payments, tax payments and debt service requirements. The amounts shown for EBITDA as presented herein differ from the amounts calculated under the definition of EBITDA used in the Company’s debt instruments. The definition of EBITDA as used in the Company’s debt instruments is further adjusted for certain cash and non-cash charges/credits, including stock compensation expense, and is used to determine compliance with financial covenants and the ability to engage in certain activities such as incurring additional debt.

A reconciliation of the Company’s non-GAAP to GAAP results is included as an exhibit to this release.

About TESSCO

TESSCO Technologies Incorporated is a provider of the product and supply chain solutions needed to build, operate and use wireless systems. TESSCO is committed to delivering, fast and complete, the product needs of wireless system operators, program managers, contractors, resellers, and self-maintained utility, transportation, enterprise and government organizations. As Your Total Source® provider of mobile and fixed-wireless network infrastructure products, mobile devices and accessories, and installation, test and maintenance equipment and supplies, TESSCO assures customers of on-time availability, while streamlining their supply chain process and lowering inventories and total costs. To learn more, please visit TESSCO.com.

Forward-Looking Statements

This press release, including the statements of Robert Barnhill, contains forward-looking statements as to anticipated results and future prospects. These forward-looking statements are based on current expectations and analysis, and actual results may differ materially. These forward-looking statements may generally be identified by the use of the words “may,” “will,” “expects,” “anticipates,” “believes,” “estimates,” and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward-looking. Forward-looking statements involve a number of risks and uncertainties. Our actual results may differ materially from those described in or contemplated by any such forward-looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission, under the heading “Risk Factors” and otherwise. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject.

3

We are not able to identify or control all circumstances that could occur in the future that may adversely affect our business and operating results.  Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following: termination or non-renewal of limited duration agreements or arrangements with our vendors and affinity partners which are typically terminable by either party upon several months notice; loss of significant customers or relationships, including affinity relationships; loss of customers either directly or indirectly as a result of consolidation among large wireless service carriers and others within the wireless communications industry; the strength of the customers’, vendors’ and affinity partners’ business; economic conditions that may impact customers’ ability to fund or pay for the purchase of our products and services, including credit risk; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; failure of our information technology system or distribution system; technology changes in the wireless communications industry, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; our inability to access capital and obtain financing as and when needed; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business; the possibility that, for unforeseen reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings; our inability to protect certain intellectual property, including systems and technologies on which we rely; and our inability to hire or retain for any reason our key professionals, management and staff.

4

TESSCO Technologies Incorporated

Consolidated Statements of Income

	Fiscal Quarters Ended
	June 29, 2008	March 30, 2008	July 1, 2007
	(unaudited)	(unaudited)	(unaudited)

Revenues	$122,068,300	$128,287,800	$124,430,100
Cost of goods sold	91,055,400	98,542,400	96,269,100
Gross profit	31,012,900	29,745,400	28,161,000
Selling, general and administrative expenses	27,494,600	27,137,900	26,668,800

Income from operations	3,518,300	2,607,500	1,492,200

Interest, net	136,800	236,300	60,900
Income before provision for income taxes	3,381,500	2,371,200	1,431,300

Provision for income taxes	1,318,800	669,200	565,300

Net income	$2,062,700	$1,702,000	$866,000

Basic earnings per share	$0.39	$0.33	$0.16

Diluted earnings per share	$0.38	$0.32	$0.15
Basic weighted average shares outstanding	5,270,800	5,155,600	5,419,300
Diluted weighted average shares outstanding	5,389,800	5,374,300	5,694,400

TESSCO Technologies Incorporated

Consolidated Balance Sheets (Unaudited)

	June 29, 2008	March 30, 2008

ASSETS
Current Assets:
Cash and cash equivalents	$5,017,800	$2,086,200
Trade accounts receivable, net	51,207,900	55,698,600
Product inventory	50,038,100	49,057,300
Deferred tax assets	4,048,800	4,048,800
Prepaid expenses and other current assets	2,842,200	1,827,500
Total current assets	113,154,800	112,718,400

Property and equipment, net	21,540,000	22,233,600
Goodwill, net	6,450,700	6,310,100
Other long-term assets	2,522,900	2,536,500
Total assets	$143,668,400	$143,798,600

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Trade accounts payable	$61,755,600	$64,433,400
Payroll, benefits and taxes	5,902,700	3,014,400
Income and sales tax liabilities	4,029,500	3,588,700
Accrued expenses and other current liabilities	1,411,300	1,253,600
Revolving line of credit	—	3,353,500
Current portion of long-term debt	361,400	360,400
Total current liabilities	73,460,500	76,004,000

Deferred tax liabilities	2,189,300	2,189,300
Long-term debt, net of current portion	3,752,200	3,842,600
Other long-term liabilities	1,595,600	1,611,100
Total liabilities	80,997,600	83,647,000

Shareholders’ Equity:
Preferred stock	—	—
Common stock	79,500	78,200
Additional paid-in capital	32,711,800	32,087,400
Treasury stock, at cost	(33,684,500)	(33,454,300)
Retained earnings	63,615,600	61,552,900
Accumulated other comprehensive (loss)	(51,600)	(112,600)
Total shareholders’ equity	62,670,800	60,151,600

Total liabilities and shareholder’s equity	$143,668,400	$143,798,600

TESSCO Technologies Incorporated

Reconciliation of Net Income to Earnings Before Interest, Taxes and Depreciation and Amortization (EBITDA)

	Fiscal Quarters Ended
	June 29, 2008	March 30, 2008	July 1, 2007
	(unaudited)	(unaudited)	(unaudited)
Net income	$2,062,700	$1,702,000	$866,000
Add:
Provision for income taxes	1,318,800	669,200	565,300
Interest, net	136,800	236,300	60,900
Depreciation and amortization	1,098,900	1,176,900	1,229,900
EBITDA	$4,617,200	$3,784,400	$2,722,100
EBITDA per diluted share	$0.86	$0.70	$0.48
Diluted weighted average shares outstanding	5,389,800	5,374,300	5,694,400

TESSCO Technologies Incorporated

Supplemental Revenue and Gross Profit Results Summary (Unaudited)

(Amounts in Thousands)	Network Infrastructure	Mobile Devices and Accessories	Installation, Test and Maintenance	Total
Quarter Ended June 29, 2008:
Commercial/Government Revenue:
Public Carriers and Network Operators	$11,542	$684	$3,660	$15,886
Resellers	18,550	50,794	2,718	72,062
Users and Governments	12,856	3,812	14,787	31,455
Total Commercial/Government Revenue	42,948	55,290	21,165	119,403
Consumer Revenue	—	2,665	—	2,665
Total Revenue	$42,948	$57,955	$21,165	$122,068

Commercial/Government Gross Profit:
Public Carriers and Network Operators	$3,060	$206	$898	$4,164
Resellers	4,986	12,112	754	17,852
Users and Governments	3,635	1,275	3,089	7,999
Total Commercial/Government Gross Profit	11,681	13,593	4,741	30,015
Consumer Gross Profit	—	998	—	998
Total Gross Profit	$11,681	$14,591	$4,741	$31,013

Change from the Quarter Ended July 1, 2007:
Commercial/Government Revenue:
Public Carriers and Network Operators	1.0%	17.7%	40.4%	8.7%
Resellers	5.6%	(11.0)%	14.1%	(6.4)%
Users and Governments	17.5%	17.5%	(10.0)%	2.7%
Total Commercial/Government Revenue	7.5%	(9.2)%	(1.2)%	(2.3)%
Consumer Revenue	—	21.4%	—	21.4%
Total Revenue	7.5%	(8.1)%	(1.2)%	(1.9)%

Commercial/Government Gross Profit:
Public Carriers and Network Operators	14.3%	25.6%	32.6%	18.4%
Resellers	18.6%	6.2%	(5.8)%	8.8%
Users and Governments	28.9%	20.2%	(11.1)%	8.7%
Total Commercial/Government Gross Profit	20.4%	7.6%	(4.3)%	10.0%
Consumer Gross Profit	—	14.3%	—	14.3%
Total Gross Profit	20.4%	8.0%	(4.3)%	10.1%

Change from the Quarter Ended March 30, 2008:
Commercial/Government Revenue:
Public Carriers and Network Operators	12.0%	32.3%	5.5%	11.2%
Resellers	9.8%	(18.9)%	5.9%	(12.2)%
Users and Governments	5.0%	4.2%	8.6%	6.6%
Total Commercial/Government Revenue	8.9%	(17.3)%	7.7%	(5.2)%
Consumer Revenue	—	12.4%	—	12.4%
Total Revenue	8.9%	(16.2)%	7.7%	(4.8)%

Commercial/Government Gross Profit:
Public Carriers and Network Operators	15.0%	27.2%	(1.9)%	11.4%
Resellers	11.9%	(2.4)%	(15.2)%	0.5%
Users and Governments	6.0%	7.9%	12.3%	8.7%
Total Commercial/Government Gross Profit	10.7%	(1.2)%	4.1%	4.0%
Consumer Gross Profit	—	12.8%	—	12.8%
Total Gross Profit	10.7%	(0.4)%	4.1%	4.3%

#  #  #